Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Abdo H. Khoury
Chief Financial and Portfolio Officer
(949) 718-4400

NHP REPORTS FIRST QUARTER 2007 EARNINGS, $451 MILLION OF

CLOSED INVESTMENTS & INCREASED 2007 GUIDANCE

(NEWPORT BEACH, California, May 2, 2007)… Nationwide Health Properties, Inc. (NYSE:NHP) today announced its first quarter 2007 operating results, investment activity and updated guidance for 2007.

“NHP had an outstanding year in 2006 and 2007 is off to a strong start as well,” commented Douglas M. Pasquale, NHP’s President and Chief Executive Officer. “We increased our annual dividend by $0.08 per share effective with our March quarterly payment. We closed $451 million of accretive investments through the end of April, including $171 million in our recently formed joint venture and our investment pipeline is encouraging,” Mr. Pasquale added.

2007 FIRST QUARTER RESULTS

The following table presents selected financial results for the first quarter of 2007 as compared to the first quarter of 2006:

SELECTED FINANCIAL RESULTS ($ in thousands, except per share amounts)
Three Months Ended March 31,

Item	2007	2006	Change
Revenues	$78,613	$55,690	$22,923	41.2%
Net Income	$26,048	$28,073	$(2,025)	(7.2)%
Diluted Income from Continuing Operations Available to Common Stockholders Per Share	$0.24	$0.18	$0.06	33.3%
Diluted Income Available to Common Stockholders Per Share	$0.25	$0.35	$(0.10)	(28.6)%
Diluted FFO	$46,711	$35,206	$11,505	32.7%
Diluted FFO Per Share	$0.50	$0.48	$0.02	4.2%

Funds From Operations (FFO)

FFO is a non-GAAP measure that NHP believes is important to an understanding of its operations. A reconciliation between net income, the most directly comparable GAAP financial measure, and FFO is included in the accompanying financial data. We believe FFO is an important supplemental measure of operating performance because it excludes the effects of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs and which may be of limited relevance in evaluating current performance).

NEW INVESTMENTS

The following table summarizes the $451 million of investments we’ve closed through the end of April 2007, $283 million of which closed during the first quarter (including the $74 million we previously announced):

2007 CLOSED INVESTMENTS

Type	Amount (millions)	Unit Price (thousands)	Cap Rate	Initial Yield	CPI Ups	DARM Cover
Senior Housing	$150	$88	9.2%	8.3%	2.7%	1.2x
CCRC	$39	$74	11.1%	8.8%	2.5%	1.6x
Long-Term Care	$214	$96	10.9%	8.8%	2.3%	1.8x
Mortgages	$48			10.4%

The above investment figures include the acquisition by our joint venture of a $171 million portfolio of very high-end skilled nursing facilities and an assisted and independent living community. Approximately 75% of the mortgages mature in 2007 and 2008.

In addition, our investment pipeline is strong with several senior housing, skilled nursing and medical office opportunities under evaluation.

2007 FINANCING TRANSACTIONS

During the first quarter of 2007, we issued approximately 2.6 million shares through our controlled equity offering program resulting in net proceeds of approximately $83 million.

2007 GUIDANCE

We have increased our full-year 2007 guidance range for FFO before impairments, acquisitions and capital transactions to between $2.02 and $2.07 per share from $1.98 to $2.03 per share. A reconciliation between net income per share and FFO per share for the guidance range is included in the accompanying financial data.

Although we expect to continue making accretive acquisitions in 2007, this guidance incorporates no results from acquisitions, other than the $451 million closed through the end of April, nor does it incorporate the impact of any future impairments that might arise. It also excludes any future capital transactions with the exception of approximately $18 million of expected stock issuances under our Dividend Reinvestment Plan during the remainder of 2007. This guidance assumes asset sales, mortgage loan receivable prepayments and other leakage during 2007 as described in the supplementary analyst information section of this press release.

CONFERENCE CALL INFORMATION

The Company has scheduled a conference call and webcast on Thursday, May 3, 2007 at 8:30 a.m. Pacific time in order to present the Company’s performance and operating results for the quarter ended March 31, 2007. The conference call is accessible by dialing (877) 356-5705 and referencing conference ID number 6287066 or by logging on to our website at www.nhp-reit.com. The earnings release and any additional financial information that may be discussed on the conference call will also be available at the same location on our website. A digitized replay of the conference call will be available from 10:00 a.m. Pacific time that day until 9:00 p.m. Pacific time on Thursday, May 17, 2007. Callers can access the replay by dialing (800) 642-1687 or (706) 645-9291 and entering conference ID number 6287066. Web cast replays will also be available on our website for at least 12 months following the conference call.

Nationwide Health Properties, Inc. is a real estate investment trust that invests in senior housing facilities, long-term care facilities and medical office buildings. The Company has investments in 544 facilities in 43 states. For more information on Nationwide Health Properties, Inc., visit our website at www.nhp-reit.com.

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Certain information contained in this news release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; non-payment or late payment of rent by our tenants; our reliance on two operators for a significant percentage of our revenues; occupancy levels at certain facilities; our level of indebtedness; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; increasing competition in our business sector; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; our ability to retain key personnel; potential liability under environmental laws; the possibility that we could be required to repurchase some of our medium-term notes; the rights and influence of holders of our outstanding preferred stock; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and the risk factors described in our most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q filed with the SEC.

NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

MARCH 31, 2007

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended March 31,
	2007	2006
Revenues:
Rental income
Triple net lease rent	$71,579	$50,780
Medical office building rent	2,763	1,917

	74,342	52,697
Interest and other income	4,271	2,993

	78,613	55,690

Expenses:
Interest & amortization of deferred financing costs	23,822	19,228
Depreciation and amortization	22,401	15,143
General and administrative	5,617	3,797
Medical office building operating expenses	1,421	999

	53,261	39,167

Income before unconsolidated entity and minority interest	25,352	16,523
Income from unconsolidated joint venture	218	—
Minority interest in net income (loss) of consolidated joint venture	(17)	48

Income from continuing operations	25,553	16,571

Discontinued operations
Gain on sale of facilities, net	66	7,210
Income from discontinued operations	429	4,292

	495	11,502

Net income	26,048	28,073
Preferred stock dividends	(3,791)	(3,791)

Income available to common stockholders	$22,257	$24,282

Per share amounts available to common stockholders:
Basic
Income from continuing operations	$0.24	$0.19
Discontinued operations	0.01	0.17

Income	$0.25	$0.36

Weighted average shares outstanding	88,188	68,332

Diluted
Income from continuing operations	$0.24	$0.18
Discontinued operations	0.01	0.17

Income	$0.25	$0.35

Weighted average shares outstanding	88,676	68,602

NATIONWIDE HEALTH PROPERTIES, INC.

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

MARCH 31, 2007

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended March 31,
	2007	2006
Net income	$26,048	$28,073
Preferred stock dividends	(3,791)	(3,791)
Real estate related depreciation and amortization	22,294	16,072
Depreciation in income from joint venture	164	—
Gain on sale of facilities	(66)	(7,210)

Funds From Operations (“FFO”) available to common stockholders (1)	44,649	33,144

Series B preferred dividend add-back	2,062	2,062

Diluted FFO	$46,711	$35,206

Diluted weighted average shares outstanding	88,676	68,602

Series B preferred stock add-back	4,698	4,683

Fully diluted weighted average shares outstanding	93,374	73,285

Diluted per share amounts:
FFO	$0.50	$0.48

Cash rent in excess of (less than) revenue recorded	$(937)	$97

Non-cash stock-based compensation expense	$1,020	$543

Deferred finance cost amortization	$687	$554

(1)	We believe that funds from operations is an important supplemental measure of operating performance because it excludes the effect of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs which may be of limited relevance in evaluating current performance). Additionally, funds from operations is widely used by industry analysts as a measure of operating performance for equity REITs. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We calculate funds from operations in accordance with the National Association of Real Estate Investment Trusts’ definition. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

MARCH 31, 2007

(IN THOUSANDS)

	March 31, 2007	December 31, 2006
ASSETS

Investments in real estate:
Real estate properties
Land	$276,506	$267,303
Buildings and improvements	2,689,482	2,581,484

	2,965,988	2,848,787
Less accumulated depreciation	(393,748)	(372,201)

	2,572,240	2,476,586
Mortgage loans receivable, net	116,426	106,929
Investment in unconsolidated joint venture	42,529	—

	2,731,195	2,583,515
Cash and cash equivalents	15,349	14,695
Receivables, net	5,060	7,787
Assets held for sale	194	9,484
Other assets	72,793	89,333

	$2,824,591	$2,704,814

LIABILITIES AND STOCKHOLDERS’ EQUITY

Credit facility	$198,000	$139,000
Senior notes due 2007 - 2038	882,500	887,500
Notes and bonds payable	347,135	355,411
Accounts payable and accrued liabilities	75,735	77,829

Total liabilities	1,503,370	1,459,740

Minority interest	1,257	1,265

Stockholders’ equity:
Series A preferred stock	90,049	90,049
Series B convertible preferred stock	106,450	106,450
Common stock	8,908	8,624
Capital in excess of par value	1,389,080	1,298,703
Cumulative net income	1,090,341	1,064,293
Accumulated other comprehensive income	1,177	1,231
Cumulative dividends	(1,366,041)	(1,325,541)

Total stockholders’ equity	1,319,964	1,243,809

	$2,824,591	$2,704,814

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2007

PORTFOLIO COMPOSITION

	INVESTMENT	REVENUE
EQUITY OWNERSHIP	96%	95%
MORTGAGE LOANS RECEIVABLE	4%	5%

	100%	100%

ASSISTED AND INDEPENDENT LIVING FACILITIES	62%	58%
SKILLED NURSING FACILITIES	30%	30%
CONTINUING CARE RETIREMENT COMMUNITIES	5%	5%
SPECIALTY HOSPITALS	2%	3%
MEDICAL OFFICE BUILDINGS	1%	4%

	100%	100%

OWNED FACILITIES

	FACILITIES	INVESTMENT	INVESTMENT PER BED/UNIT SQ FT		BEDS/UNITS/ SQ FT
NHP DIRECT OWNERSHIP
ASSISTED & IND LIVING FACILITIES	243	$1,863,615,000	$97,000		19,137
SKILLED NURSING FACILITIES	184	861,299,000	$40,000		21,388
CONTINUING CARE RETIREMENT COM.	10	132,608,000	$72,000		1,852
SPECIALTY HOSPITALS	7	68,031,000	$225,000		303
MEDICAL OFFICE BUILDINGS	21	40,435,000	$75	*	759,283

TOTAL	465	$2,965,988,000

JV OWNED
SKILLED NURSING FACILITIES	7	$150,657,000	$147,000		1,028
ASSISTED & IND LIVING FACILITIES	1	19,975,000	$185,000		108

TOTAL	8	$170,632,000

GRAND TOTAL	473	$3,136,620,000

*	Medical office building cost per square foot reflects total purchase price including amounts classified as other assets

MORTGAGE LOANS RECEIVABLE

	FACILITIES	LOAN VALUE	LOAN VALUE PER BED/UNIT	BEDS/UNITS
SKILLED NURSING FACILITIES	16	$59,212,000	$27,000	2,223
ASSISTED & IND LIVING FACILITIES	6	37,520,000	$75,000	502
CONTINUING CARE RETIREMENT COM.	1	19,694,000	$46,000	428

	23	$116,426,000

	FACILITIES	INVESTMENT
ASSETS HELD FOR SALE	2	$194,000

PORTFOLIO STATISTICS (excluding medical office buildings and JV assets)

	2007	2006
RENT COVERAGE
EBITDARM
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.4x	1.4x
SKILLED NURSING FACILITIES	2.1x	2.1x
CONTINUING CARE RETIREMENT COMMUNITIES	1.5x	1.4x

EBITDAR
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.2x	1.2x
SKILLED NURSING FACILITIES	1.5x	1.5x
CONTINUING CARE RETIREMENT COMMUNITIES	1.1x	1.1x

EBITDAR MINUS CAPEX
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.1x	1.1x
SKILLED NURSING FACILITIES	1.4x	1.4x
CONTINUING CARE RETIREMENT COMMUNITIES	1.1x	1.0x

OCCUPANCY
ASSISTED AND INDEPENDENT LIVING FACILITIES	87%	88%
SKILLED NURSING FACILITIES	81%	82%
CONTINUING CARE RETIREMENT COMMUNITIES	86%	86%

TENANT PRIVATE PAY AND MEDICARE REVENUES
ASSISTED AND INDEPENDENT LIVING FACILITIES	100%	100%
SKILLED NURSING FACILITIES	43%	41%
CONTINUING CARE RETIREMENT COMMUNITIES	78%	72%
TOTAL PORTFOLIO	64%	62%

NHP RENT BY PAYMENT SOURCE
MEDICAID	21%	23%
MEDICARE	11%	12%
PRIVATE AND OTHER	68%	65%

AVERAGE AGE OF FACILITY IN YEARS
ASSISTED AND INDEPENDENT LIVING FACILITIES	11	10
SKILLED NURSING FACILITIES	29	28
CONTINUING CARE RETIREMENT COMMUNITIES	20	27

AVERAGE REMAINING LEASE TERM IN YEARS
ASSISTED AND INDEPENDENT LIVING FACILITIES	12	14
SKILLED NURSING FACILITIES	8	9
CONTINUING CARE RETIREMENT COMMUNITIES	13	11

INVESTMENT BY OPERATOR (excluding assets held for sale, medical office buildings and JV assets)

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES
BROOKDALE SENIOR LIVING, INC.*	98	$492,842,000	16%	18%
HEARTHSTONE SENIOR SERVICES, L.P.	32	431,297,000	14%	12%
WINGATE HEALTHCARE, INC.	19	233,487,000	8%	7%
EMERITUS CORPORATION*	23	179,467,000	6%	6%
ATRIA SENIOR LIVING GROUP	17	124,583,000	4%	7%
LAUREATE GROUP	9	118,946,000	4%	3%
CARILLON ASSISTED LIVING	9	105,847,000	4%	3%
BEVERLY ENTERPRISES, INC.	28	100,113,000	3%	4%
COMPLETE CARE SERVICES, INC.	37	87,951,000	3%	4%
EPOCH SENIOR LIVING, INC.	8	81,067,000	3%	3%
SENIOR SERVICES OF AMERICA	12	74,716,000	2%	2%
SUMMERVILLE SENIOR LIVING	6	70,156,000	2%	2%
KOELSCH SENIOR COMMUNITIES	6	58,372,000	2%	2%
NEXION HEALTH MANAGEMENT, INC.	18	55,461,000	2%	2%
PRIMROSE RETIREMENT ASSOCIATES	8	55,016,000	2%	1%
OTHER - PUBLIC COMPANIES	16	102,620,000	3%	4%
OTHER	121	670,038,000	22%	20%

	467	$3,041,979,000	100%	100%

*	PUBLIC COMPANY

TOP FIVE STATES INVESTMENT AND REVENUE

(excluding held for sale, medical office building portfolio and JV portfolio)

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES	MEDICAID AS A PERCENTAGE OF REVENUES
TEXAS	100	$527,911,000	17%	18%	7%
MASSACHUSETTS	31	$306,492,000	10%	9%	4%
CALIFORNIA	31	$223,152,000	7%	9%	1%
FLORIDA	28	$188,725,000	6%	6%	2%
WISCONSIN	23	$164,494,000	5%	5%	1%

SECURITY DEPOSITS
BANK LETTERS OF CREDIT			$57,805,000
CASH DEPOSITS			17,951,000

			$75,756,000

CURRENT CAPITALIZATION
CREDIT FACILITY			$198,000,000	6%
SENIOR DEBT			1,229,635,000	39%
EQUITY (UNDEPRECIATED BOOK BASIS)			1,713,712,000	55%

			$3,141,347,000

DEBT COMPOSITION

			AMOUNT		WEIGHTED RATE
FIXED RATE			$1,168,961,000		6.6%
FLOATING RATE SECURED			$60,674,000		5.4%
FLOATING RATE CREDIT FACILITY			$198,000,000		8.25% Prime/6.17% LIBOR

2007 NHP INVESTMENTS

	FACILITIES	INVESTMENT	INVESTMENT PER BED/UNIT	BEDS/UNITS
CURRENT QUARTER NHP INVESTMENTS

ASSISTED & IND LIVING FACILITIES	5	$59,000,000	$125,000	473
SKILLED NURSING FACILITIES	2	14,000,000	$74,000	190
CONTINUING CARE RETIREMENT COM.	3	39,000,000	$74,000	527

TOTAL ACQUISITIONS	10	112,000,000
CAPITAL EXPENDITURES	—	5,000,000

TOTAL INVESTMENTS	10	$117,000,000

CURRENT QUARTER JV INVESTMENTS

SKILLED NURSING FACILITIES	7	$151,000,000	$147,000	1,028
ASSISTED & IND LIVING FACILITIES	1	20,000,000	$185,000	108

TOTAL ACQUISITIONS	8	$171,000,000

TOTAL CURRENT QUARTER INVESTMENTS

ASSISTED & IND LIVING FACILITIES	6	$79,000,000	$136,000	581
SKILLED NURSING FACILITIES	9	165,000,000	$135,000	1,218
CONTINUING CARE RETIREMENT COM.	3	39,000,000	$74,000	527

TOTAL ACQUISITIONS	18	283,000,000
CAPITAL EXPENDITURES	—	5,000,000

TOTAL INVESTMENTS	18	$288,000,000

SENIOR NOTE MATURITIES

YEAR	AMOUNT		WEIGHTED RATE
Q2 2007	12,000,000		7.3%
Q4 2007	55,000,000	(1)	6.9%
Q1 2008	10,000,000		6.7%
Q3 2008	40,000,000	(2)	6.6%
Q4 2008	33,500,000	(3)	7.6%
2009	32,000,000		7.8%
2011	350,000,000		6.5%
2012	100,000,000		8.3%
2015	250,000,000		6.0%

	$882,500,000		6.7%

(1)	Notes putable October of 2007, ‘09, ‘12, ‘17, ‘27 with a final maturity in 2037.
(2)	Notes putable July of 2008, ‘13, ‘18, ‘23, ‘28 with a final maturity in 2038.
(3)	Notes putable November of 2008, ‘13, ‘18, ‘23 with a final maturity in 2028.

NOTES AND BONDS PAYABLE MATURITIES

YEAR	AMOUNT	WEIGHTED RATE
2007	$649,000	6.6%
2008	2,000,000	6.6%
2009	38,663,000	6.6%
2010	74,859,000	6.0%
2011	5,516,000	7.7%
2012	33,356,000	7.6%
2013	76,135,000	6.3%
2015	11,400,000	6.4%
THEREAFTER	104,557,000	5.6%

	$347,135,000	6.2%

LEASE EXPIRATIONS (excluding held for sale, medical office building portfolio and JV portfolio)

YEAR	MINIMUM RENT	NUMBER OF FACILITIES
2007	2,548,000	4
2008	4,536,000	9
2009	2,923,000	7
2010	12,364,000	24
2011	6,744,000	20
2012	17,789,000	22
2013	16,218,000	28
2014	20,437,000	24
2015	7,050,000	6
2016	27,767,000	46
THEREAFTER	165,080,000	254

	$283,456,000	444

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

YEAR	PRINCIPAL PAYMENTS	NUMBER OF FACILITIES
2007	1,254,000	—
2008	29,770,000	9
2009	33,784,000	5
2010	904,000	—
2011	981,000	—
2012	1,065,000	—
2013	10,346,000	—
2014	1,266,000	—
2015	3,646,000	1
2016	10,436,000	2
THEREAFTER	42,269,000	6

	$135,721,000	23

RECONCILIATION OF 2007 NET INCOME GUIDANCE TO 2007 DILUTED FFO GUIDANCE

	LOW	HIGH
NET INCOME	$1.35	$1.40
LESS: PREFERRED DIVIDENDS	(0.06)	(0.06)
REAL ESTATE RELATED DEPRECIATION AND AMORTIZATION	1.04	1.04
LESS: GAINS ON SALE	(0.21)	(0.21)
DILUTION FROM CONVERTIBLE PREFERRED STOCK	(0.10)	(0.10)

DILUTED FUNDS FROM OPERATIONS	$2.02	$2.07

2007 EXPECTED REVENUE LEAKAGE

	2007 REVENUE	FULL YEAR REVENUE	PROCEEDS	GAIN
Projected Remaining 2007
Certain
Purchase Options	790,000	4,060,000	38,390,000	9,816,000
Loan Payoffs*	542,000	2,145,000	18,786,000	9,902,000

Total Certain	1,332,000	6,205,000	57,176,000	19,718,000

High
Purchase Options	876,000	2,091,000	19,643,000	2,575,000
Loan Payoffs	155,000	373,000	2,963,000	—
Asset Recycling	527,000	1,264,000	14,000,000	4,223,000
Lease Restructurings/Renewals	110,000	265,000	—	—

Total High	1,668,000	3,993,000	36,606,000	6,798,000

Total Projected Remaining 2007	3,000,000	10,198,000	93,782,000	26,516,000

*	The gain on the loan payoff represents the gain deferred at the time we financed the sale of the facilities